UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2023

Vision Sensing Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40983	87-2323481
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 500, 78 SW 7th Street, Miami, Florida	33130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (786) 633-2520

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and three-quarters of one Redeemable Warrant	VSACU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	VSAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	VSACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 29, 2023, Vision Sensing Acquisition Corp., a Delaware corporation (the “Company”), received a written notice (the “MVLS Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that since the Market Value of Listed Securities (“MVLS”) of the Company was less than $50 million, the Company was no longer in compliance with the Nasdaq Global Market continued listing criteria set forth in Listing Rule 5450(b)(2)(A), which requires the Company to maintain a Market Value of Listed Securities of at least $50 million. Nasdaq noted that the Company also does not meet the alternative continued listing requirement under Listing Rule 5450(b)(3)(A), which requires that the company have total assets and total revenue of at least $50 million each for the most recently completed fiscal year or two of the three most recently completed fiscal years. The MVLS Notice indicates that the Company, pursuant to the Listing Rules, has a compliance period of 180 calendar days in which it can regain compliance. Further, The MVLS Notice states that, if at any time during the compliance period the Company’s MVLS closes at $50 million or more for a minimum of ten consecutive business days, Nasdaq will provide the Company with written confirmation of compliance and the matter will be closed.

The MVLS Notice is only a notification of a deficiency and not a notification of imminent delisting. The MVLS Notice does not have a current effect on the listing or trading of the Company’s securities on the Nasdaq Global Market. The Company intends to take action to regain compliance with Rule 5450(b)(2)(A) within the 180 calendar day compliance period.

Item 9.01.	Exhibits.

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (embedded with the Inline XRBL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION SENSING ACQUISITION CORP.

Date: July 6, 2023	By:	/s/ George Peter Sobek
George Peter Sobek
Chief Executive Officer